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                                             DUQUESNE LIGHT COMPANY EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT



    We consent to the incorporation by reference in Registration Statement Nos. 33-52782, 33-63602, 33-53563 and 33-53563-01 of Duquesne Light Company on Form
S-3 of our report dated January 31, 1995, appearing in the Annual Report on Form 10-K of Duquesne Light Company for the year ended December 31, 1994.



/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
March 28, 1995